Exhibit 10.3


                    NON-NEGOTIABLE CONVERTIBLE PROMISSORY NOT

NEITHER THIS PROMISSORY NOTE NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS PROMISSORY NOTE NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE PROMISSORY NOTE OR SUCH COMMON STOCK UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

                          ROCKY MOUNTAIN MINERALS, INC.

                   NON-NEGOTIABLE CONVERTIBLE PROMISSORY NOTE

                                                         April 30, 2007

      1. Loan. FOR VALUE RECEIVED, the undersigned, Rocky Mountain Minerals, Inc., a Wyoming corporation, with its address at 2480 North Tolemac Way, Prescott, Arizona 86305 (referred to herein as "Borrower"), promises to pay Great Missenden Holdings Pty Ltd, with an address at Level 25, 500 Collins Street, Melbourne, Victoria, Australia, 3000 ("Lender"), the aggregate unpaid principal of all Loans (as hereinafter defined) made from Lender to Borrower on June 30,2008 (the "Maturity Date"), subject to Borrower's prepayment rights as set forth below, and interest on the unpaid principal balance of this promissory note ("Note") at a rate equal to nine (9%) percent per annum. The principal balance then outstanding under this Note plus accrued but unpaid interest shall be paid in full on the Maturity Date.

      Lender shall advance to Borrower the principal sum of Three Hundred Thousand ($300,000) US Dollars as follows: $75,000 on April 30, and $75,000 on each of May 31,2007, June 30,2007, and August 31,2007 (the "Loans"); provided, however, that the Borrower may, in its sole discretion, waive the advancement of any or all of the aforementioned installments upon written notice given to Lender 2 days prior to the applicable advance, in which case Lender shall not be entitled to make such advance. The Borrower shall record the date and amount of all such advances and send a written confirmation thereof to Lender.

            Notwithstanding any other provision hereof, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. All amounts due hereunder are payable in lawful money of the United States of America to the Lender at the address above indicated.

      2. Conversion. (a) Subject to subparagraph (h) below, at any time before the Maturity Date, the Lender shall have the right, in its sole discretion, to convert the entire then outstanding principal balance of this Note (if such balance is outstanding at the time of such conversion) into shares of the Borrower's common stock, $.001 par value per share ("Common Stock") of the Borrower, at a conversion price equal to US $0.025 (the "Conversion Price") per share, subject to adjustment as described below. It is understood and agreed that such Conversion shall not avoid the obligation of the Lender to advance the full amount of the Loans.

            (b) Lender may convert the above specified amount of this Note at the then applicable Conversion Price by the surrender of this Note (properly endorsed) at the principal office of the Borrower, or at such other agency or office of the Borrower in the United States of America as the Borrower may designate by notice in writing to the Lender at the address of Lender appearing herein. In the event of the conversion of this Note, a certificate or certificates for the securities into which this Note is so converted, as applicable, registered in the name of the Lender, shall be delivered to the Lender as soon as practicable after the receipt by Borrower of this Note and Lender's written request for conversion.

            (c)   If  the  Borrower, at any time while this Note is outstanding,
(A) shall pay a stock dividend or otherwise make a distribution on shares of its Common Stock, which dividend or distributions is payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price as then in effect shall be adjusted by multiplying it by a fraction, of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event.

            (d) Except for the merger described in subparagraph (h) below, in case of any consolidation or merger of the Borrower with or into another corporation or entity, or the conveyance of all or substantially all of the assets of the Borrower to another corporation or entity, in either case resulting in a conversion, extinguishment or exchange of the outstanding shares of Common Stock, or any other re-classification of the Common Stock not described above, this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this
Note immediately prior to such consolidation, merger, conveyance or reclassification would have been entitled upon such consolidation, merger, conveyance or reclassification; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of this Note, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of this Note.

            (e) Any adjustment to the Conversion Price made pursuant to the adjustment provisions of this Section 2 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            (f) The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding principal amount of this Note, to the extent such conversion is permitted hereunder. The Borrower covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

            (g)   Except  with  respect  to the merger described in subparagraph
(h) below, if (i) the Borrower shall declare a dividend (or any other distribution) on the Common Stock; (ii) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (iii) the Borrower shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (iv) there shall be a reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, or any compulsory share exchange, in each such case whereby the Common Stock is converted into other securities, cash or property; or (v) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower; then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Lender at its last address as shall appear upon this Note records of the Borrower, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of receiving such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (h) In the event that the shareholders of Borrower adopt and approve a plan of merger pursuant to which the Borrower merges with and into a wholly owned Delaware subsidiary ("Newco"), and pursuant to such plan of merger, the holders of the common stock of the Borrower are to receive shares of common stock of Newco, then effective immediately prior, and subject to, the consummation of such merger, this Note shall automatically convert in full (including all outstanding principal and interest thereon) into such number shares of Borrower's common stock which would entitle the Lender to receive in such merger such number of shares of Newco's common stock equal to one percent of the total outstanding shares of Newco's common stock immediately following the merger for each $30,000 of outstanding principal under this Note at the time of such merger, up to a total often percent. Upon such automatic conversion, this Note shall terminate and be cancelled in full, without any further action by Lender or Borrower, and all of Borrower's obligations and liabilities hereunder shall terminate in full upon such automatic conversion.

            (i) The issuance of certificates for shares of the Common Stock or other securities on conversion of this Note shall be made without charge to the Lender for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Lender and the Borrower shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Borrower or its designee the amount of such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

            (j) Upon conversion hereunder, the Borrower may issue stock certificates representing fractions of shares of the Common Stock.

            (k) Nothing herein shall limit any right granted to Lender by any other instrument or document or by law or equity.

      3. Prepayment. Borrower may, at any time prior to the Maturity Date, prepay the principal balance of this Note, in whole or in part. Any such prepayment shall be accompanied by accrued interest on any portion of the principal of this Note being prepaid. Borrower shall exercise its right of prepayment by mailing a notice to Lender of the amount of this Note being prepaid, 30 days in advance of the intended prepayment, and by delivering a check representing the appropriate consideration for the prepayment within 45 days after such notice. No prepayment shall be permitted as to any principal amount for which Lender has requested conversion under Section 2 above prior to the end of the 30-day period following the giving of the notice of prepayment by Borrower.

      4. Events of Default. Each of the following events, if occurring while any of the principal or interest of this Note remains unpaid, shall constitute an "Event of Default" hereunder: the Borrower or any of its active subsidiaries shall commence, or there shall be commenced against the Borrower or any such active subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any active subsidiary thereof or there is commenced against the Borrower or any active subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or any active subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any active subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or any active subsidiary thereof makes a general assignment for the benefit of creditors; or the Borrower or any active subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or any active subsidiary thereof for the purpose of effecting any of the foregoing.

            Immediately upon the occurrence of an Event of Default, at Lender's option, (i) the Maturity Date shall be deemed to have occurred automatically and
(ii) the entire principal amount of this Note then outstanding, all other amounts payable by the Borrower hereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower, anything herein to the contrary notwithstanding. Upon the occurrence and during the continuation of an Event of Default, the Lender shall have, in addition to all other rights and remedies under this Note and related documents, all other rights and remedies provided under each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

      5. Representations of Borrower. The Borrower hereby represents and warrants to the Lender as follows:

            (a) as of the date hereof (i) there are 100,712,038 shares of Common Stock and 44,000,000 shares of Preferred Stock issued and outstanding, and (ii) the Lender's total aggregate current liabilities are approximately US$ 46,000.00 (the "Liabilities").

            (b) The proceeds received by the Borrower from this Note shall not be used to pay any of the Liabilities.

      6. Representations of Lender. The Lender acknowledges that the Borrower will rely on the information and on the representations set forth herein, and hereby represents, warrants and agrees that:

                  (a) The Lender is an "Accredited Investor", as that term is defined under Section 501 (a) of Regulation D under the Act. Lender understands and agrees that it is a condition to the conversion of this Note that Lender must be an accredited investor at the time of the conversion of this Note, or that such conversion shall be pursuant to another available exemption.

                  (b) The Lender has not received any general solicitation or general advertising regarding the issuance of this Note.

                  (c) The Lender has sufficient knowledge and experience in financial and business matters so that he or it is able to evaluate the merits and risks of this Note as well as substantial experience in previous private and public purchases of securities. The Lender is not relying upon any recommendations or advice in connection with the investment contemplated hereby, other than those made by Lender's own financial advisors and/or attorneys, whom Lender has consulted or had the opportunity to consult with in connection with the investment contemplated by this Note.

                  (d) The Lender understands that an investment in the Borrower involves significant risk. The Lender does not require the funds evidenced by this Note for his liquidity or other needs, possesses the ability to bear the economic risk of holding this Note or the Common Stock issuable upon conversion thereof indefinitely and can afford a complete loss of its investment in this Note or such Common Stock.

                  (e) Prior to the issuance of this Note and prior to conversion, the Lender has or will have had full opportunity to ask questions of and receive answers from the Borrower and its officers and authorized representatives regarding the terms and conditions of this Note and the transactions contemplated hereby, as well as the affairs of the Borrower and related matters. The Lender confirms that he does not desire to receive any further information.

                  (f) The Lender understands that the Conversion Price has been arbitrarily determined and does not necessarily bear any relationship to investment criteria such as projected earnings, discounted cash flow, book value or other measures of value.

                  (g) The Lender understands that this Note has not been filed with or reviewed by the U.S. Securities and Exchange Commission (the "Commission") nor the securities department of any state because of the private or limited nature of this offering as defined by applicable laws, and that this Note and the Common Stock issuable upon conversion thereof have not been registered with the Commission under the Act nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

                  (h) The Lender represents and warrants that this Note and the Common Stock issuable upon conversion thereof are or will be acquired for investment purposes and not with a view to or for sale or distribution. The Lender represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else this Note or the Common Stock issuable upon conversion thereof or any part thereof, and the Lender has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same in any way inconsistent with the legend which is being placed on this Note.

      7. Notices. Any and all notices or other communications or deliveries to be provided by the Lender hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Borrower, at the address set forth above, facsimile number 61-3-8610-4799,
Attn: President, or such other address or facsimile number as the Borrower may specify for such purposes by notice to the Lender delivered in accordance with this paragraph. Any and all notices or other communications or deliveries to be provided by the Borrower hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Lender, at the address set forth above, facsimile number: 61-3-9629-6278. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission if delivered by hand or by facsimile that has been confirmed as received by 5:00 P.M. on a business day,
(ii) one business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or (iii) five business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested.

      8. Amendments and Waivers. Any provision of this Note may be modified and compliance with any provision may be waived by the written consent of the Borrower and the Lender.

      9. Governing Law. This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, other than those which would defer to the substantive laws of another jurisdiction. Any dispute arising hereunder shall be subject to adjudication solely in the federal and state courts of the State of Wyoming in New York County. The Borrower and Lender hereby consent to the exclusive jurisdiction of such courts, waiving any claim of inconvenient forum.

            IN WITNESS WHEREOF, the Borrower and Lender have caused this Note to be duly executed as of the date first above indicated.

                              BORROWER:

                              ROCKY MOUNTAIN MINERALS, INC.


                              By: /s/ Mark Muzzin
                                 ---------------------------
                              Name:  Mark Muzzin
                              Title: President


                              LENDER:

                              GREAT MISSENDEN HOLDINGS PTY LTD.


                              By: /s/ Ernest Geoffrey Albers
                                 ---------------------------
                              Name:  Ernest Geoffrey Albers
                              Title: Chairman